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                                                                   Exhibit 10(a)

            STEPHEN E. ROTH
      DIRECT LINE: (202) 383-0158
       Internet: sroth@sablaw.com



                                April 26, 2001



Board of Directors
GE Life and Annuity Assurance Company
6610 W. Broad Street
Richmond, VA  23230

          Re   GE Life & Annuity Separate Account 4
               ------------------------------------

Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium variable deferred annuity contracts (File No. 33-17428). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By:/s/ STEPHEN E. ROTH
                                 --------------------------------
                                  Stephen E. Roth